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                                                                  EXHIBIT 10.7.4


                               GUARANTY AGREEMENT


TO:  NISSAN MOTOR ACCEPTANCE CORPORATION     DATE: July 12 96
                                                  --------------


COUNTY OF DeKalb
          ----------------

STATE OF Georgia
         -----------------

     To induce NISSAN MOTOR ACCEPTANCE CORPORATION (hereinafter referred to as "NMAC"), to extend or continue to extend credit to PEACHTREE NISSAN, INC., 5211 Peachtree Industrial Blvd., Chamblee, Georgia 30341 (hereinafter referred to as the "DEALER"), and for and in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the Undersigned (which term refers both to each of the Undersigned individually and to all or any two or more jointly) hereby jointly and severally unconditionally and irrevocably deliver this Guaranty to NMAC and hereby jointly and severally, unconditionally and irrevocably guarantee to NMAC, and any transferee of this Guaranty or of any liability guaranteed hereby, the full and prompt payment of all present and future liabilities of the DEALER to NMAC irrespective of its nature or the time it arises. If any liability guaranteed hereby is not paid when due, the Undersigned hereby agree to and will immediately pay same, without resort by the holder thereof to any other person or party.

     The liabilities covered by this Guaranty and hereby guaranteed by the Undersigned (herein referred to collectively and individually as the "liabilities") include all obligations and liabilities of the DEALER to NMAC (whether individually or jointly with others, and whether direct, indirect, absolute or contingent as maker, endorser, guarantor, surety or otherwise) now existing or hereafter coming into existence and renewals or extensions in whole or in part of any of said liabilities and include any and all damages, losses, costs, interest, charges, attorney's fees and expenses of every kind, nature and description suffered or incurred by NMAC, arising in any manner out of or in any way connected with, or growing out of, said liabilities. As used herein, the term person includes natural persons, partnerships, and incorporated and unincorporated entities and associations of every kind.

     Any payment of the Undersigned hereunder may be applied to any of the liabilities which NMAC may choose. The obligation of the Undersigned hereunder is an addition to and shall not prejudice or be prejudiced by any other agreement, instrument, surety
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GUARANTY AGREEMENT
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or guaranty (including any agreement, instrument, surety or guaranty signed by the Undersigned) which NMAC may now or hereafter hold relative to any of the liabilities. The obligation of the Undersigned to NMAC hereunder is primary, absolute and unconditional.

     The Undersigned acknowledges that there may be future advances by NMAC to the DEALER (although NMAC is under no obligation to make such advances) and that the number and amount of the liabilities are unlimited and may fluctuate from time to time hereafter. The Undersigned expressly agree that the Undersigned's obligation hereunder shall remain absolute, primary and conditional notwithstanding such future advances and fluctuations, if any, and agree that, in any event, this agreement is a continuing Guaranty and shall remain in force at all times hereafter, whether there are any liabilities outstanding or not; until a written notice of termination from the Undersigned is received and acknowledged by NMAC stating an effective date of no less than two (2) business days following receipt of such notice by NMAC, but such termination shall not be effective as to any Undersigned who has failed to give such notice, and shall not release the Undersigned from liability for payment of (i) any and all liabilities (as hereinbefore defined) then in existence, (ii) any renewals or extensions thereof, in whole or in part of, whether such renewals or extensions are made before or after such termination, and (iii) any damages, losses, costs, interest, charges, attorney's fees or expenses then or thereafter incurred in connection with said liabilities or any renewals or extensions thereof.

     The Undersigned hereby consent and agree that, at any time or times, without notice to or further approval of the Undersigned or the DEALER, and without in any way affecting the obligation of the Undersigned hereunder, NMAC may, with or without consideration, (i) release, compromise, or agree not to sue, in whole or in part, the DEALER, any of the Undersigned or any other obligor, guarantor, endorser or surety upon any of the liabilities; (ii) waive, rescind, renew, extend, modify, increase, decrease, delete, terminate, amend, or accelerate in accordance with its terms, either in whole or in part, any of the liabilities, any of the terms thereof, or any agreement, covenant, condition, or obligation of or with the DEALER, any of the Undersigned or any other obligor, guarantor, endorser or surety upon any of the liabilities to any of liabilities which NMAC may choose.

     The Undersigned hereby consent and agree that NMAC may at any time, either with or without consideration, surrender, release or receive any property or other security of any kind or nature whatsoever held by it or any person on its behalf or for

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GUARANTY AGREEMENT
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its account securing any indebtedness of the DEALER or any liability, or substitute any collateral so held by NMAC for other collateral of like kind, or any kind, without notice to or further consent from the Undersigned, and such surrender, receipt, release or substitution shall not in any way affect the obligation of the Undersigned hereunder. NMAC shall have full authority to adjust, compromise and receive less than the amount due upon any such collateral, and may enter into any accord and satisfaction agreement with respect to the same as may seem advisable to NMAC without affecting the obligation of the Undersigned hereunder, which shall remain absolute, primary and unconditional. NMAC shall be under no duty to undertake to collect upon such collateral or any part thereof, and shall not be liable for any negligence or mistake in judgment in handling, disposing of, obtaining, or failing to collect upon, or perfecting a security interest in, any such collateral. NMAC may collect or otherwise liquidate any collateral in any manner and bid and purchase at any sale without affecting or impairing the obligation of the Undersigned.

     This Guaranty covers all liabilities to NMAC purporting to be made on behalf of the DEALER by any officer, agent or partner of said DEALER, without regard to the actual authority of such officer, agent or partner to bind the DEALER, and without regard to the capacity of the DEALER or whether the organization or charter of the DEALER is in any way defective.

     The Undersigned hereby waive notice of acceptance of this agreement and of the creation, extension or renewal of any liability of the DEALER to which it related and of any default by the DEALER. The Undersigned hereby waive presentment, demand, protest and notice of dishonor of any of the liabilities, and hereby waive any failure to promptly commence suit against any party thereto or liable thereon and give any notice to or make any claim or demand upon the Undersigned or the DEALER. No act, failure to act or omission of any kind on the part of the Undersigned, the DEALER, NMAC or any other person shall be a legal or equitable discharge or release of the Undersigned from their obligation hereunder. This Guaranty shall not be affected by any change which may arise by reason of the death of the Undersigned, or of any partner(s) of the Undersigned, or of the DEALER, or of the accession to any such partnership of any one of more new partners.

     This agreement shall bind and inure to the benefit of NMAC, its successors and assigns, and likewise shall bind and inure to the benefit of the
Undersigned, their heirs, executors, administrators, estates, successors and assigns.
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GUARANTY AGREEMENT
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     If any legal action or actions are instituted by NMAC to enforce any of its rights against the Undersigned hereunder, then the Undersigned, jointly and severally, agree to pay NMAC all expenses incurred by NMAC relative to such legal action or actions, including, but not limited to, court costs plus 15% of the total amount of principal and accrued interest then due NMAC hereunder as attorney's fees.

     The obligation of the Undersigned hereby created is joint and several, and NMAC is authorized and empowered to proceed against the Undersigned or any of them, without joining the DEALER of any of the others of the Undersigned. All of said parties may be sued together, or any of them may be sued separately without first or contemporaneously suing the others. There shall be no duty or obligations upon NMAC, whether by notice under any applicable stature or otherwise, (i) to proceed against the DEALER or any of the Undersigned, (ii) to initiate any proceeding or exhaust any remedy against the DEALER or any of the Undersigned, or (iii) to give any notice to the Undersigned or the DEALER, whatsoever, before bringing suit, exercising any right to any collateral to security, or instituting proceedings of any kind against the DEALER, the Undersigned or any of them.

     The Undersigned hereby ratify, confirm, and adopt all the terms, conditions, agreements and stipulations of all notes and other evidences of the liabilities heretofore executed. Without in any way limiting the generality of the foregoing, the Undersigned, and each of them, waive and renounce, each for himself and family, any and all homestead or exemption rights any of them may have under or by virtue of the constitution or laws of any state, or the United States, as against the obligation hereby created, and the Undersigned do hereby each transfer, convey and assign, and direct any Trustee in Bankruptcy or receiver to deliver to NMAC or holder hereof, a sufficient amount of property or money in any homestead or exemption that may be allowed to the Undersigned, or any of them to pay any liability guaranteed hereby in full and all costs of collection. The undersigned also waive and renounce for themselves any defenses to any of the liabilities which may be available to or could be asserted by the DEALER, except for payment, and further waive any setoffs and counterclaims.

     The undersigned further agree that if at any time all or any part of any payment theretofore applied by NMAC to any of the liabilities is or must be rescinded or returned by NMAC for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the DEALER), such liabilities shall, for the purposes of the Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have
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GUARANTY AGREEMENT
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continued in existence, notwithstanding such application by NMAC, and this
Guaranty shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by NMAC had not been continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by NMAC has not been made.

     All NMAC's rights and remedies are cumulative and those granted hereunder are in addition to any rights and remedies available to NMAC under law. If any provision of this agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this agreement or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this agreement shall be valid and enforceable to the full extent permitted by law. The failure or forbearance of NMAC to exercise any right hereunder, or otherwise granted to it by law or another agreement, shall not affect the obligation of the Undersigned hereunder and shall not constitute a waiver of said right. This Guaranty contains the entire agreement between the parties, and no provision hereof may be waived, modified, or altered except by a writing executed by the Undersigned and NMAC. There is no understanding that any person other than or in addition to the Undersigned shall execute this Guaranty.

     It is contemplated that this is and is intended to be the personal guaranty of payment and performance of each individual who signs this instrument, and any language in connection with any signature indicating a capacity other than personal shall be deemed stricken from and shall not be part of the signature, but this provision shall not apply to the signature of a person who signs as an officer of a corporation which is not the DEALER, and which executes this instrument as its corporate guaranty.

     THE UNDERSIGNED'S EXECUTION OF THIS GUARANTY WAS NOT BASED UPON ANY FACTS OR MATERIALS PROVIDED BY NMAC NOR WAS THE UNDERSIGNED INDUCED TO EXECUTE THIS GUARANTY BY ANY REPRESENTATION, STATEMENT OR ANALYSIS MADE BY NMAC. THE UNDERSIGNED ACKNOWLEDGE AND AGREE THAT THE UNDERSIGNED ASSUME SOLE RESPONSIBILITY FOR INDEPENDENTLY OBTAINING ANY INFORMATION OR REPORTS DEEMED ADVISABLE BY THE UNDERSIGNED WITH REGARD TO THE DEALER OR ANY OF THE UNDERSIGNED, AND THE UNDERSIGNED AGREE TO RELY SOLELY ON THE INFORMATION OR REPORTS SO OBTAINED IN REACHING ANY DECISION TO EXECUTE OR NOT TO TERMINATE THIS GUARANTY. THE UNDERSIGNED ACKNOWLEDGE AND AGREE THAT NMAC IS AND SHALL BE UNDER NO OBLIGATION NOW OR IN THE FUTURE TO FURNISH ANY INFORMATION TO THE UNDERSIGNED CONCERNING THE DEALER, THE LIABILITIES OR ANY OF
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GUARANTY AGREEMENT
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THE OTHER UNDERSIGNED, AND THAT NMAC DOES NOT AND SHALL NOT BE DEEMED IN THE
FUTURE TO WARRANT THE ACCURACY OF ANY INFORMATION OR REPRESENTATION CONCERNING THE DEALER, THE UNDERSIGNED OR ANY OTHER PERSON WHICH MAY INDUCE THE UNDERSIGNED TO EXECUTE OR NOT TO TERMINATE THIS GUARANTY.

     EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.
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GUARANTY AGREEMENT
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     This agreement and its performance, interpretation and enforcement shall in all respects be governed by the laws of the State where the DEALER is located.

     IN WITNESS HEREOF, and in agreement hereto the undersigned individual(s) have affixed their signatures and seals and the undersigned corporation(s) have caused their seals to be affixed by their duty authorized officers this 12 day of July, 1996.

FOR CORPORATE GUARANTORS:

UAG Atlanta III, Inc.

                                        375 Park Ave.  Ste. 2201,
BY:  /s/ Carl Spielvogel                New York, NY 10152
     --------------------------         ------------------------------
     Carl Spielvogel, President                   Address

                                        Attest:   /s/ George Lowrance
                                                ----------------------
                                                      Secretary

(CORPORATE SEAL)

United Auto Group, Inc.

                                        375 Park Ave,  Ste. 2201,
BY:  /s/ Carl Spielvogel                New York, NY 10152
     --------------------------         ------------------------------
     Carl Spielvogel, President                   Address

                                        Attest:   /s/ George Lowrance
                                                ----------------------
                                                      Secretary
(CORPORATE SEAL)